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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934.

                                December 5, 2002
               ---------------------------------------------------
                Date of Report (Date of earliest event reported)


                                ACETO CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


    New York                          0-4217                      11-1720520
 --------------                   ---------------             ------------------
   (State of                      (Commission File            (IRS Employer I.D.
 Incorporation)                        Number)                      Number)


                           One Hollow Lane, Suite 201
                             Lake Success, New York
                         -------------------------------
                        (Address and telephone number of
                          principal executive offices)



                                 with copies to:

                                Hank Gracin, Esq.
                               Lehman & Eilen, LLP
                         50 Charles Lindbergh Boulevard
                                    Suite 505
                               Tel: (516) 222-0888
                               Fax: (516) 222-0948

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ITEM 5. OTHER EVENTS.

        On December 5, 2002, Aceto Corporation, a New York corporation (the "Registrant") issued the attached press releases announcing earnings guidance, a 3 for 2 stock dividend and an 8% increase in the annual cash dividend payable on the Registrant's common stock.


ITEM 7.         EXHIBITS.
-------         ---------

Exhibit 99.1    Press Release
Exhibit 99.2    Press Release


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ACETO CORPORATION
                                          (Registrant)


December 9, 2002                          By: /S/ LEONARD S. SCHWARTZ
                                          ----------------------------------
                                             Leonard S. Schwartz,
                                             Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.         Exhibit                                             Page
-----------         -------                                            ------
    99.1            Press Release                                         5

    99.2            Press Release                                         7